                                                                   EXHIBIT 10.28

                               OVERLINE AGREEMENT

         THIS OVERLINE AGREEMENT (this "Agreement"), dated September 19, 2000, is made and entered into on the terms and conditions hereinafter set forth, by and among AMERICA SERVICE GROUP INC., a Delaware corporation (the "Borrower"), the subsidiaries of the Borrower who are parties to the Credit Agreement, as hereinafter defined (the "Guarantors"), the several lenders who are now or hereafter become parties to the Credit Agreement (the "Lenders"), and BANK OF AMERICA, N.A., a national banking association ("Bank of America"), individually and as administrative agent for the Lenders and the Issuing Bank (in such capacity, the "Administrative Agent"), and as Issuing Bank.

                                    RECITALS:

         1. Pursuant to an Amended and Restated Credit Agreement dated as of August 1, 2000, among the Borrower, the Guarantors, the Administrative Agent, the Lenders and the Issuing Bank (as the same heretofore may have been and/or hereafter may be amended, restated, supplemented, extended, renewed, replaced or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used but not otherwise defined herein have the same meanings as in the Credit Agreement), the Lenders have agreed to make Loans and purchase participations in Letters of Credit issued for the account of the Borrower, and the Issuing Bank has agreed to issue such Letters of Credit, all as more specifically described in the Credit Agreement.

         2. The Borrower has requested that Bank of America provide additional loans ("Overline Loans") to the Borrower in an aggregate principal amount not to exceed $7,500,000 outstanding at any one time (the "Overline Commitment"), which Bank of America is willing to do subject to and upon the terms and conditions of this Agreement.

                                   AGREEMENTS:

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         3. AGREEMENT TO MAKE OVERLINE LOANS. Subject to and upon compliance with all of the terms and conditions of this Agreement, Bank of America agrees to make Overline Loans to the Borrower upon the Borrower's request.

         4. SPECIAL AGREEMENTS REGARDING OVERLINE LOANS. The parties hereto acknowledge, agree and confirm that:

                  (A) Overline Loans shall be considered to be Loans and Revolving Loans (and also shall be Base Rate Loans or LIBOR Loans, as applicable) for all purposes of the

         Credit Agreement and the other Loan Documents, and shall be subject to all terms, conditions and provisions of the Credit Agreement and the other Loan Documents applicable to Revolving Loans; provided, however, that (1) no Lender other than Bank of America shall have any obligation to make or participate in any Overline Loans, (2) Overline Loans shall not be taken into account for purposes of subsections 2.1.1(c), 2.2.1(a), 2.2.1(b), 3.1.3 and 3.1.4 of the Credit Agreement, and (3)
         Section 2.8 of the Credit Agreement shall not apply to Overline Loans.

                  (B) Overline Loans shall be guaranteed and secured as set forth in the Credit Agreement and the other Loan Documents, in the same manner as, and with lien and priority equal to that of, the other Loans.

                  (C) Overline Loans shall be made at the times, in the manner and upon compliance with all applicable requirements and procedures set forth in the Credit Agreement with respect to Revolving Loans, and shall bear interest as provided in the Credit Agreement with respect to Revolving Loans. Any Notice of Borrowing with respect to an Overline Loan shall indicate conspicuously that the requested Loan is to be an Overline Loan.

                  (D) No Overline Loan shall be requested or made unless, and then only to the extent that, the amount of such Overline Loan exceeds the aggregate amount available to be funded as Revolving Loans pursuant to the availability limitations of subsections 2.2.1(a) and 2.2.1(b) of the Credit Agreement.

                  (E) No Overline Loan shall be requested or made if the making of such Overline Loan would cause the aggregate outstanding principal balance of the Overline Loans to exceed $7,500,000.

                  (F) No Interest Period for an Overline Loan may extend beyond the Conversion Date (as hereinafter defined).

                  (G) The Borrower may prepay Overline Loans at any time and from time to time. In the absence of a Default, Overline Loans that are Base Rate Loans shall be repaid prior to the repayment of other outstanding Loans. In all events, the Borrower shall prepay Overline Loans to the extent necessary so that the aggregate principal amount of Overline Loans outstanding at any time does not exceed the sum of $7,500,000.

                  (H) Notwithstanding anything herein that may be to the contrary, on and after the Conversion Date the making of Overline Loans shall be in the sole and absolute discretion of Bank of America, and any Overline Loans that thereafter may be outstanding from time to time shall be due and payable ON DEMAND.


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

                  (I) As used herein, "Conversion Date" means December 29, 2000, as such date may be extended as hereinafter set forth. In the absence of a Default, the Conversion Date may be extended to the last Business Day of any calendar month following the month in which the then effective Conversion Date occurs; provided, however, that the Conversion Date cannot be extended beyond March 30, 2001. In order to extend the Conversion Date, the Borrower in each instance shall notify Bank of America of its intention to effect such extension not later than fifteen (15) days prior to the then effective Conversion Date and shall pay to the Administrative Agent an extension fee equal to the product obtained by multiplying (x) the sum of the Commitments plus the Overline Commitment by (y) one hundredth of one percentage point (0.01%) by (z) the number of periods of approximately one (1) month that are included in the extension. The Administrative Agent shall distribute such fee(s) among the Lenders pro rata in accordance with their respective Commitments; provided that for purposes of this distribution Bank of America's Commitment shall be deemed to include the Overline Commitment.

         5. OVERLINE NOTE. The Overline Loans made by Bank of America pursuant to this Agreement shall be evidenced by a Promissory Note in substantially the form attached hereto as Exhibit A, made and executed by the Borrower, payable to the order of Bank of America (the "Overline Note"). Bank of America hereby is authorized to record and endorse the date and principal amount of each Overline Loan made by it, and the amount of all payments and prepayments of principal and interest made to Bank of America with respect to Overline Loans, on a schedule annexed to and constituting a part of the Overline Note, which recordation and endorsement shall constitute prima facie evidence of the Overline Loans made by Bank of America to the Borrower and payments made by the Borrower to Bank of America, absent manifest error; provided, however, that (a) failure by Bank of America to make any such recordation or endorsement shall not in any way limit or otherwise affect the obligations of the Borrower or the rights and remedies of Bank of America under the Overline Note, this Agreement or the Credit Agreement, and (b) payments to Bank of America of principal and interest on the Overline Loans shall not be affected by the failure to make any such recordation or endorsement thereof. In lieu of making recordation or endorsement, Bank of America hereby is authorized, at its option, to record the date and principal amount of each Overline Loan made by it, and the amount of each payment of principal and interest made to Bank of America with respect to such Overline Loans, on its books and records in accordance with its usual and customary practice, which recordation shall constitute prima facie evidence of the Overline Loans made by Bank of America to the Borrower and the payments and prepayments made by the Borrower to Bank of America in respect of the Overline Loans, absent manifest error.

         6. CONDITIONS PRECEDENT. The effectiveness of this Agreement and the obligations of Bank of America to make Overline Loans are all subject to the satisfaction by the Borrower and the Guarantors of the following conditions precedent:

                  (A) CONDITIONS PRECEDENT TO INITIAL OVERLINE LOAN. The effectiveness of this Agreement and the obligations of Bank of America to make Overline Loans are


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         subject to the satisfaction of the condition that Bank of America shall have received each of the following, in form and substance satisfactory to Bank of America and its counsel:

                           (1) AGREEMENT. A counterpart original of this
                  Agreement, duly and validly executed and delivered by or on behalf of all the appropriate parties thereto;

                           (2) OVERLINE NOTE. The Overline Note, duly and
                  validly executed and delivered on behalf of the Borrower;

                           (3) ORGANIZATIONAL DOCUMENTS. Copies of the charters,
                  articles or certificates of incorporation or other organizational documents of the Borrower and each Guarantor, certified by the Secretary of State or other appropriate public official in each jurisdiction of organization;

                           (4) BYLAWS. A copy of the bylaws, and all amendments
                  thereto, of the Borrower and each Guarantor, together with certificates of the respective Secretaries or Assistant Secretaries thereof, dated the date hereof, stating that such copy is complete and correct;

                           (5) GOOD STANDING AND AUTHORITY. Certificates of the
                  appropriate governmental officials of each jurisdiction as Bank of America reasonably may request, dated a date reasonably satisfactory to Bank of America, stating that the Borrower and each Guarantor exists, is in good standing with respect to the payment of franchise and similar taxes and is duly qualified to transact business therein;

                           (6) INCUMBENCY. Certificates of the respective
                  Secretaries or Assistant Secretaries of the Borrower and each Guarantor, dated the date hereof, as to the incumbency and signature of all officers of the Borrower or such Guarantor authorized to execute or attest to this Agreement, the Overline Note and the other Loan Documents to which the Borrower or any such Guarantor is a party, together with evidence of the incumbency of each such Secretary or Assistant Secretary;

                           (7) RESOLUTIONS. With respect to the Borrower and
                  each Guarantor (A) copies of the resolutions authorizing, approving and ratifying this Agreement, the Overline Note and the transactions contemplated herein and therein, duly adopted by the respective boards of directors or other managers of the Borrower and each Guarantor, together with (B) certificates of the respective Secretaries or Assistant Secretaries of the Borrower and each Guarantor, dated the date hereof, stating that each such copy is a true and correct copy of resolutions duly adopted at a meeting, or by action taken on written consent, of the board of directors or other managers of the Borrower or such Guarantor and that such resolutions have


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                  not been modified, amended, rescinded or revoked in any
                  respect and are in full force and effect as of the date hereof;

                           (8) LEGAL OPINIONS OF THE BORROWER'S AND GUARANTORS'
                  COUNSEL. The favorable legal opinions of counsel to the Borrower and the Guarantors approved by Bank of America, dated the date hereof and addressed to Bank of America;

                           (9) CONSENTS. Evidence that the Borrower and each
                  Guarantor have obtained all requisite consents and approvals required to be obtained from any Person to permit the transactions contemplated by this Agreement and the Overline Note to be consummated in accordance with their respective terms and conditions; and

                           (10) OTHER MATTERS. All other documents, instruments,
                  agreements, opinions, certificates, insurance policies, consents and evidences of other legal matters, in form and substance satisfactory to Bank of America and its counsel, as Bank of America reasonably may request.

                  (B) CONDITIONS PRECEDENT TO ALL OVERLINE LOANS. The obligations of Bank of America to make any Overline Loans on any date (including the date hereof) are subject to the satisfaction of the conditions set forth below in this subsection 4(b). Each request for an Overline Loan shall constitute a representation and warranty by the Borrower to Bank of America that as of the date of the making of such Overline Loan, the conditions in this subsection 4(b) have been satisfied.

                           (1) REPRESENTATIONS AND WARRANTIES. The
                  representations and warranties of the Borrower and the Guarantors set forth in this Agreement, the Credit Agreement and the other Loan Documents and in any certificate, opinion or other statement provided at any time by or on behalf of the Borrower or any Guarantor in connection therewith or herewith shall be true and correct on and as of the date of the making of such Overline Loan as if made on and as of such date, except for (1) representations and warranties that expressly relate to an earlier date, which remain true and correct as of said earlier date, and (2) representations and warranties that have become untrue or incorrect solely because of changes permitted by the terms of the Credit Agreement and the other Loan Documents.

                           (2) NO DEFAULT. No Default shall have occurred and be
                  continuing on the date of the requested Overline Loan or after giving effect to the making thereof.

                           (3) NO VIOLATIONS. No law or regulation shall
                  prohibit the making of the requested Overline Loan and no order, judgment or decree of any court or Governmental Authority shall, and no litigation shall be pending that in the judgment of Bank of America would, enjoin, prohibit or restrain Bank of America from making the requested Overline Loan.


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                           (4) PROCEEDINGS SATISFACTORY. All proceedings in
                  connection with the making of any Overline Loan and the other transactions contemplated by this Agreement, the Credit Agreement, the Loan Documents and all documents incidental thereto shall be reasonably satisfactory to Bank of America, and Bank of America shall have received all such information and such counterpart originals or certified or other copies of such documents as Bank of America reasonably may request.

         7. FURTHER ASSURANCES. The Borrower and the Guarantors shall, and shall cause each of their respective Subsidiaries to, at their sole cost and expense, execute and deliver to Bank of America all such further documents, instruments and agreements and perform all such other acts that reasonably may be required in the opinion of Bank of America to enable Bank of America to confirm, preserve, protect, exercise and enforce its rights, powers, privileges, options and remedies under this Agreement, the Credit Agreement, the Security Documents and the other Loan Documents and to carry out the provisions or effectuate the intents and purposes thereof.

         8. REPRESENTATIONS AND WARRANTIES OF THE BORROWER AND THE GUARANTORS. As an inducement to Bank of America, the Administrative Agent, the Lenders and the Issuing Bank to enter into this Agreement, the Borrower and the Guarantors hereby represent and warrant to Bank of America, the Administrative Agent, the Lenders and the Issuing Bank that, on and as of the date hereof:

                  (A) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct, except for (1) representations and warranties that expressly relate to an earlier date, which remain true and correct as of said earlier date, and (2) representations and warranties that have become untrue or incorrect solely because of changes permitted by the terms of the Credit Agreement and the other Loan Documents, and

                  (B) no Default or Event of Default has occurred and is continuing.

         9. INTEREST AND LOAN CHARGES NOT TO EXCEED MAXIMUM AMOUNTS ALLOWED BY LAW. It is the intention of the Borrower and Bank of America to conform strictly to all applicable laws that govern or limit the interest and loan charges that may be charged in respect of the Overline Loans. Anything in the Overline Note, this Agreement, the Credit Agreement or any of the other Loan Documents to the contrary notwithstanding, in no event whatsoever, whether by reason of advancement of proceeds of the Overline Loans, acceleration of the maturity of the unpaid balance of the Overline Loans or otherwise, shall the interest and loan charges agreed to be paid to Bank of America for the use of the money advanced or to be advanced under this Agreement exceed the maximum amounts collectible pursuant to applicable law. The Borrower and Bank of America agree that:


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                  (A)      if for any reason whatsoever the interest or loan
         charges paid or contracted to be paid by the Borrower to Bank of America in respect of the Overline Loans shall exceed the maximum amounts collectible under applicable law, then, in that event, and notwithstanding anything to the contrary in the Overline Note, this Agreement, the Credit Agreement or any other Loan Document (1) the aggregate of all consideration that constitutes interest or loan charges under applicable law that is contracted for, taken, reserved, charged or received in respect of the Overline Loans under the Overline Note, this Agreement, the Credit Agreement or any other Loan Document or otherwise under no circumstances shall exceed the maximum amounts allowed by such applicable law, and any excess paid to Bank of America shall be credited by Bank of America to the principal amount of the Overline Loans (or, to the extent the principal amount thereof has been or thereby would be paid in full, refunded to the Borrower), and (2) in the event that the maturity of the Overline Loans is accelerated by reason of an election of Bank of America resulting from any Default under the Credit Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest or loan charges under applicable law may never include more than the maximum amounts allowed by such applicable law, and any excess interest or loan charges shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by Bank of America to the principal amount of the Overline Loans (or, to the extent the principal amount of Overline Loans has been or thereby would be paid in full, refunded by Bank of America to the Borrower);

                  (B) all sums paid or agreed to be paid to Bank of America for the use, forbearance or detention of sums due under this Agreement shall, to the extent permitted by applicable law, be prorated, allocated and spread throughout the full term thereof until payment in full so that the rate or amount of interest and loan charges on account of the Overline Loans will not exceed any applicable legal limitation; and

                  (C) the right to accelerate the maturity of the Overline Loans does not include the right to accelerate the maturity of any interest or loan charges not otherwise accrued on the date of such acceleration, and Bank of America does not intend to charge or collect any unearned interest or loan charges in the event of any such acceleration.

         10. GOVERNING LAW. This Agreement is intended as a contract under and shall be construed and enforceable in accordance with the laws of the State of Tennessee, without reference to the conflicts or choice of law principles thereof, except to the extent that federal law may be applicable to determining the maximum amount of interest or loan charges that may be charged by Bank of America in respect of the Overline Loans.

         11. EFFECT OF AGREEMENT; CONTINUING EFFECTIVENESS OF CREDIT AGREEMENT AND LOAN DOCUMENTS. All provisions of the Credit Agreement and the other Loan Documents, including the defined terms used therein, hereafter shall be construed in accordance with the terms, conditions and provisions of this Agreement. As and to the extent modified hereby, the Credit Agreement, the other Loan Documents and all terms, conditions and provisions thereof


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shall continue in full force and effect in all respects. This Agreement shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

         12. COUNTERPARTS. This Agreement may be executed in multiple counterparts or copies, each of which shall be deemed an original hereof for all purposes. One or more counterparts or copies of this Agreement may be executed by one or more of the parties hereto, and some different counterparts or copies executed by one or more of the other parties. Each counterpart or copy hereof executed by any party hereto shall be binding upon the party executing same even though other parties may execute one or more different counterparts or copies, and all counterparts or copies hereof so executed shall constitute but one and the same agreement. Each party hereto, by execution of one or more counterparts or copies hereof, expressly authorizes and directs any other party hereto to detach the signature pages and any corresponding acknowledgment, attestation, witness, jurat or similar pages relating thereto from any such counterpart or copy hereof executed by the authorizing party and affix same to one or more other identical counterparts or copies hereof so that upon execution of multiple counterparts or copies hereof by all parties hereto, there shall be one or more counterparts or copies hereof to which is(are) attached signature pages containing signatures of all parties hereto and any corresponding acknowledgment, attestation, witness, jurat or similar pages relating thereto.

         13.      MISCELLANEOUS.

                  (A) This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Tennessee, without reference to the conflicts or choice of law principles thereof.

                  (B) The headings in this Agreement and the usage herein of defined terms are for convenience of reference only, and shall not be construed as amplifying, limiting or otherwise affecting the substantive provisions hereof.

                  (C) Any reference herein to any instrument, document or agreement, by whatever terminology used, shall be deemed to include any and all amendments, modifications, supplements, extensions, renewals, substitutions and/or replacements thereof as the context may require.

                  (D) When used herein, (1) the singular shall include the plural, and vice versa, and the use of the masculine, feminine or neuter gender shall include all other genders, as appropriate, (2) "include", "includes" and "including" shall be deemed to be followed by "without limitation" regardless of whether such words or words of like import in fact follow same, and (3) unless the context clearly indicates otherwise, the disjunctive "or" shall include the conjunctive "and".


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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first written above.



                        BORROWER:


                        AMERICA SERVICE GROUP INC.
                        a Delaware corporation


                        By: /s/ Bruce A. Teal
                           -----------------------------------------------------
                           Bruce A. Teal, Executive Vice President
                           and Chief Financial Officer



                        GUARANTORS:


                        PRISON HEALTH SERVICES, INC.
                        a Delaware corporation


                        By: /s/ Bruce A. Teal
                           -----------------------------------------------------
                           Bruce A. Teal, Executive Vice President and Treasurer


                        PRISON HEALTH SERVICES OF INDIANA, L.L.C.
                        an Indiana limited liability company

                        BY: PRISON HEALTH SERVICES, INC.
                            a Delaware corporation


                            By: /s/ Bruce A. Teal
                               -------------------------------------------------
                               Bruce A. Teal, Executive Vice President
                               and Treasurer

                        Being the duly authorized General Manager thereof.


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                        EMSA GOVERNMENT SERVICES, INC.
                        a Florida corporation


                        By: /s/ Bruce A. Teal
                           -----------------------------------------------------
                           Bruce A. Teal, Executive Vice President and Treasurer


                        EMSA CORRECTIONAL CARE, INC.
                        a Florida corporation


                        By: /s/ Bruce A. Teal
                           -----------------------------------------------------
                           Bruce A. Teal, Executive Vice President and Treasurer


                        EMSA MILITARY SERVICES, INC.
                        a Florida corporation


                        By: /s/ Bruce A. Teal
                           -----------------------------------------------------
                           Bruce A. Teal, Executive Vice President and Treasurer


                        EMSA LIMITED PARTNERSHIP
                        a Florida limited partnership

                        BY: EMSA CORRECTIONAL CARE, INC.
                            a Florida corporation


                            By: /s/ Bruce A. Teal
                               -------------------------------------------------
                               Bruce A. Teal, Executive Vice President
                               and Treasurer

                        Being the duly authorized General Partner thereof.


                        CORRECTIONAL HEALTH SERVICES, INC.
                        a New Jersey corporation


                        By: /s/ Bruce A. Teal
                           -----------------------------------------------------
                           Bruce A. Teal, Executive Vice President


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                        SECURE PHARMACY PLUS, INC.


                        By: /s/ Bruce A. Teal
                           -----------------------------------------------------
                           Bruce A. Teal, Executive Vice President and Treasurer



                        BANK OF AMERICA, ADMINISTRATIVE AGENT,
                        LENDER AND ISSUING BANK:


                        BANK OF AMERICA, N.A.


                        By: /s/ S. Walker Chappin
                           -----------------------------------------------------

                           Title: SVP
                                 -----------------------------------------------



                        LENDERS:


                        AMSOUTH BANK,
                        as a Lender and as a Co-Agent


                        By: /s/ Cathy M. Wind
                           -----------------------------------------------------

                           Title: V.P.
                                 -----------------------------------------------


                        HARRIS TRUST AND SAVINGS BANK
                        as a Lender and as a Co-Agent


                        By: /s/ Gloria Compean-Endicott
                           -----------------------------------------------------

                           Title: Vice President
                                 -----------------------------------------------


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

                        COMERICA BANK
                        as a Lender


                        By: /s/ Colleen M. Murphy
                           -----------------------------------------------------

                           Title: Vice President
                                 -----------------------------------------------


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


                                    EXHIBIT A

                             [FORM OF OVERLINE NOTE]